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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 30, 1999
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                         Optical Security Group, Inc.
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            (Exact name of registrant as specified in its charter)


       Colorado                0-17531                      84-1094032
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(State of other          (Commission File No.)            (IRS Employer
jurisdiction of                                            Identification
Incorporation)                                             Number)


              535 16th Street, Suite 920, Denver, Colorado 80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code         (303) 534-4500
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         (Former name or former address, if changed since last report)
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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     On December 2, 1999, Optical Security Group, Inc. ("OpSec") completed the purchase (the "Acquisition") of 100% of the shares of capital stock of Bridgestone Technologies, Inc., a Delaware corporation ("Bridgestone") and 19.9% of the membership interests of each of Label Systems Acquisition LLC, a Delaware limited liability company ("Label Systems"), and Keystone Imaging Technologies, LLC, a Delaware limited liability company ("Imaging") from Keystone Technologies L.L.C., Kenneth P. Felis, Michael J. Zubretsky, Richard Zucker, and Timothy Dolan (collectively the "Sellers"). The purchase was effective as of November 30, 1999 (the "Effective Date").

     Bridgestone is engaged in the business of providing security authentication products, technology, and services for anti-counterfeiting, and anti-diversion purposes to corporate and government customers worldwide. Its products include embossed security labels, data tracking, and compliance monitoring services.

     Label Systems is involved in specialty converting and value added label products. Imaging is a newly formed limited liability company that will continue to conduct the photo-polymer based authentication technologies business which was in the research and development stage at Label Systems and Bridgestone.

     At closing, the Sellers were paid $8,000,000 in cash, $1,500,000 by delivery of OpSec's adjustable non-negotiable promissory note, and 333,333 restricted shares of common stock of OpSec (the "Stock") valued at $2,000,000, which are being held in escrow. A total of $2 million ($1 million to each) of the purchase price was allocated to the purchase of interests in Label Systems and Imaging. The purchase price was based on estimated future revenues and is subject to certain adjustments based on actual revenues arising from the sale of embossed holography products to certain identified customers and prospective customers following the Effective Date and other specified adjustments. Any downward adjustment of the purchase price is limited to a forfeiture of the Stock and reduction of the note.

     The cash portion of the purchase price and transaction expenses were funded by a loan of $10 million to OpSec from Applied Holographics PLC, a public limited company incorporated and existing under the laws of England and Wales ("Applied"). [See Item 5 below regarding the Merger Agreement among OpSec, Applied, and Applied's wholly owned subsidiary.] This funding replaced other financing alternatives including a proposed funding involving the sale of Series C Preferred Stock to certain institutional investors.

     In connection with the Acquisition, the parties also entered into the following agreements:

     (a) Supply agreements pursuant to which Bridgestone will supply Label Systems with its requirements for use in servicing certain accounts after closing.

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     (b)  An agreement whereby the Sellers will provide Bridgestone with certain transitional services following the Effective Date, including, among other things, the use of Seller's facilities located in Stowe, Vermont, and Bridgeport, Connecticut, for a limited period of time for training, shipping, customer and service support functions, and the production at the request of OpSec of certain products.

     (c) Non-competition and cross-marketing agreements to prevent certain Sellers from competing with OpSec for a period of five years.

     (d) Option agreements entitling OpSec under certain circumstances to purchase all of the membership interests of Label Systems and Imaging to the extent not owned directly or indirectly by OpSec.

     (e) An employment agreement with Mr. Zucker effective as of the Effective Date employing Mr. Zucker as an executive vice president of Bridgestone for an initial term of one year.

     (f) An agreement granting the Sellers certain registration and tag-along rights with respect to the Stock.

     (g) Limited liability company agreements for Label Systems and Imaging governing the management and relationship between the members of the limited liability companies.


ITEM 5 - OTHER EVENTS

          On November 30, 1999, OpSec entered into an Agreement and Plan of Merger ("Merger Agreement") with Applied and Applied Opsec Corporation, a Colorado corporation and a direct wholly-owned subsidiary of Applied ("Purchaser"). Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to purchase all of the outstanding shares of OpSec's common stock, par value $.005 per share ("Common Stock") at a price of $7.00 net per share. Following completion of the tender offer, and any approvals required by law, the Purchaser will be merged with and into OpSec, with OpSec surviving the merger. In the merger, each share of Common Stock issued and outstanding immediately prior to the merger (other than shares (1) owned or held in treasury by OpSec, (2) owned by Applied or the Purchaser, (3) remaining outstanding and held by any subsidiary of OpSec or Applied, or (4) owned by stockholders, if any, who are entitled to and who properly exercised dissenters rights under Colorado law), will be converted into the right to receive in cash, without interest, $7.00 per share.

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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Audited financial statements of Bridgestone for the years ended December 31, 1998 and 1997 and the unaudited balance sheet of Bridgestone as of September 30, 1999 and the related unaudited statements of operations and cash flows for the 9-months ended September 30, 1999 and 1998, are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

     (b)  Pro Forma Financial Information

          Unaudited pro forma financial information reflecting the acquisition of Bridgestone is attached hereto as Exhibit 99.3 and incorporated herein by this reference.

     (c)  Exhibits

          2.1 Stock Purchase Agreement, dated September 15, 1999, by and between Sellers and OpSec.

          2.1.1 First Amendment to Stock Purchase Agreement, dated October 15, 1999, by and between Sellers and OpSec.

          2.1.2 Second Amendment to Stock Purchase Agreement, dated November 4, 1999, by and between Sellers and OpSec.

          2.2 Agreement and Plan of Merger, dated November 30, 1999, among the Purchaser, Applied and OpSec (incorporated by reference to Exhibit 1 to Schedule 14D-9 filed with the Commission on December 6, 1999).

          20.1 Loan Agreement, dated November 30, 1999, by and between Applied and OpSec (incorporated by reference to Exhibit 2 to Schedule 14D-9 filed with the Commission on December 6, 1999).

          20.2 Press release issued by OpSec, dated December 1, 1999 with respect to the Merger Agreement (incorporated by reference to Exhibit 8 to Schedule 14D-9 filed with the Commission on December 6, 1999).

          99.1 Press release issued by OpSec, dated December 3, 1999, with respect to the Bridgestone transaction.

          99.2 Audited financial statements of Bridgestone for the years ended December 31, 1998 and 1997 and the unaudited balance sheet of

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                Bridgestone as of September 30, 1999 and the related unaudited statements of operations and cash flows for the 9-months ended September 30, 1999 and 1998.

          99.3 Unaudited pro forma financial information reflecting the acquisition of Bridgestone.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPTICAL SECURITY GROUP, INC.


Date:  December 17, 1999                By:  /s/ Richard H. Bard
                                           ---------------------------------
                                             Richard H. Bard,
                                             Chief Executive Officer

Date  December 17, 1999                 By:  /s/ John A. Labate
                                           ---------------------------------
                                             John A. Labate,
                                             Principal Financial Officer

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                                 Exhibit Index

Exhibit No.    Description
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   2.1          Stock Purchase Agreement, dated September 15, 1999, by and between Sellers and OpSec.

   2.1.1 First Amendment to Stock Purchase Agreement, dated October 15, 1999, by and between Sellers and OpSec.

   2.1.2 Second Amendment to Stock Purchase Agreement, dated November 4, 1999, by and between Sellers and OpSec.

   2.2 Agreement and Plan of Merger, dated November 30, 1999 among the Purchaser, Applied and OpSec (incorporated by reference to Exhibit 1 to Schedule 14D-9 filed with the Commission on December 6, 1999).

   20.1 Loan Agreement, dated November 30, 1999, by and between Applied and OpSec (incorporated by reference to Exhibit 2 to Schedule 14D-9 filed with the Commission on December 6, 1999).

   20.2 Press release issued by OpSec, dated December 1, 1999 with respect to the Merger Agreement (incorporated by reference to Exhibit 8 to Schedule 14D-9 filed with the Commission on December 6, 1999).

   99.1 Press release issued by OpSec, dated December 3, 1999 with respect to the Bridgestone transaction.

   99.2 Audited financial statements of Bridgestone for the years ended December 31, 1998 and 1997 and the unaudited balance sheet of Bridgestone as of September 30, 1999 and the related unaudited statements of operations and cash flows for the 9-months ended September 30, 1999 and 1998.

   99.3 Unaudited pro forma financial information reflecting the acquisition of Bridgestone.

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